UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 30, 2020

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EYENOVIA, INC.

(Exact name of registrant as specified in its charter)

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Delaware

(State or other jurisdiction of incorporation)

001-38365	47-1178401
(Commission File Number)	(IRS Employer Identification No.)

295 Madison Avenue, Suite 2400, New York, New York 10017
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code (917) 289-1117

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this Chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	EYEN	Nasdaq Capital Market

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)           At the 2020 annual meeting of stockholders (the “Annual Meeting”) of Eyenovia, Inc. (the “Company”), stockholders approved a proposal for the Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan (the “Amended and Restated Plan”). The Amended and Restated Plan (i) increases the total number of shares of common stock reserved for issuance under the Amended and Restated Plan to 2,950,000 shares; (ii) adds provisions which require that all equity awards granted under the Amended and Restated Plan will vest at least twelve months from the applicable grant date, subject to accelerated vesting; (iii) adds provisions which provide that no dividend or dividend equivalent will be paid on any unvested equity award, although dividends with respect to unvested portions of equity awards may accrue and be paid when and if the awards later vest and shares are actually issued to the grantee; (iv) eliminates or amends certain provisions to reflect changes in Section 162(m) of the Internal Revenue Code; and (v) makes other administrative changes. The Company’s Board of Directors (the “Board”) approved the Amended and Restated Plan on April 7, 2020, subject to stockholder approval.

You can find a summary of the principal features of the Amended and Restated Plan in the definitive proxy statement for the Annual Meeting, filed with the SEC on April 29, 2020 (the “2020 Proxy Statement”), under the heading “Proposal Two – Approval of the Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan”. The summary of the Amended and Restated Plan contained in the 2020 Proxy Statement is qualified in its entirety by the full text of the Amended and Restated Plan filed as Exhibit 10.25 to this Current Report on Form 8-K.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company convened and then immediately adjourned its Annual Meeting on June 11, 2020 to June 30, 2020. At the Annual Meeting on June 30, 2020, stockholders approved the following proposals:

1.	The election of seven directors to the Board for a one-year term expiring in 2021 or until their successors have been elected and qualified, based on the following votes:

Members	For	Withheld	Broker Non-Votes
Fredric N. Eshelman	11,119,584	24,651	4,820,536
Tsontcho Ianchulev	11,104,645	39,590	4,820,536
Curt H. LaBelle	7,836,526	3,307,709	4,820,536
Kenneth B. Lee, Jr.	11,139,145	5,090	4,820,536
Ernest Mario	7,672,472	3,471,763	4,820,536
Charles E. Mather IV	7,856,722	3,287,513	4,820,536
Anthony Y. Sun	11,139,245	4,990	4,820,536

2.	Approval of the Amended and Restated Plan, based on the following votes:

For	Against	Abstain	Broker Non-Votes
10,875,341	242,857	26,037	4,820,536

3.	Ratification of the appointment of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020, based on the following votes:

For	Against	Abstain	Broker Non-Votes
15,933,399	397	30,975	0

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.25	Eyenovia, Inc. Amended and Restated 2018 Omnibus Stock Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EYENOVIA, INC.

Date: July 2, 2020	By:	/s/ John Gandolfo
	Name:	John Gandolfo
	Title:	Chief Financial Officer